AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT

     AMENDMENT NO. 3 dated as of April 2, 1993, to the Stock Purchase Agreement dated as of February 18, 1991, as amended (the "Stock Purchase Agreement"), between KIEWIT ENERGY COMPANY, a Delaware corporation ("Kiewit"), and CALIFORNIA ENERGY COMPANY, INC., a Delaware corporation (the "Company").

     Kiewit and the Company agree to amend the Stock Purchase Agreement as follows, such amendment to become effective as of April 19, 1993:

     All references to the "Officer" in Exhibit F (Future Opportunities) of the Stock Purchase Agreement shall mean Richard Jaros, Chairman of the Board of California Energy Company, Inc.

                                 KIEWIT ENERGY COMPANY


                                 BY: /s/ Robert E. Julian
                                      Robert E. Julian
                                      Vice President



                                 CALIFORNIA ENERGY COMPANY, INC.


                                 BY: /s/ Steven A. McArthur
                                      Steven A. McArthur
                                      Vice President